Corporate Presentation June 2024

Cautionary Statement Regarding Forward-Looking Statements This Presentation contains certain forward-looking statements within the meaning of the federal securities laws and "forward-looking information" within the meaning of Canadian securities laws (collectively, "forward-looking statements").  Forward-looking statements may be identified by the use of the words such as “plan”, “forecast”, “intend”, “development”, “expect”, “anticipate”, “become”, “believe”, “continue”, “could”, “estimate”, “expect”, “intends”, “may”, “might”, “plan”, “possible”, “project”, “should”, “would”, “strategy”, “future”, “potential”, “opportunity”, “target”, “term”, “will”, “would”, “will be” or similar expressions that predict or indicate future events or trends or that are not statements of historical matters.  These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of financial and performance metrics, projections of market opportunity and market share, expectations and timing related to regulatory submissions and commercial product launches.  These forward-looking statements are based on various estimates and assumptions, whether or not identified in this presentation, and on the current expectations of the management of enGene Holdings Inc. ("enGene"), are not predictions of annual performance, and are subject to risks and uncertainties.  These forward-looking statements are subject to a number of risks and uncertainties, including but not limited to, those described in the “Risk Factors” section of the Annual Report on Form 10-K filed with the United States Securities and Exchange Commission (the “SEC”) on January 29, 2024 by enGene.  You should carefully consider the risks and uncertainties described in the “Risk Factors” section of such Annual Report on Form 10-K, as well as other documents if and when filed by enGene from time to time with the SEC and Canadian securities regulators.  If any of these risks materialize or our assumptions prove incorrect, actual events and results could differ materially from those contained in the forward-looking statements.  There may be additional risks that enGene presently knows or that enGene currently believes are immaterial that could also cause actual events and results to differ.  In addition, forward-looking statements reflect enGene’s expectations, plans, or forecasts of future events and views as of the date of this presentation.  enGene anticipates that subsequent events and developments will cause enGene’s assessments to change.  While enGene may elect to update these forward-looking statements at some point in the future, enGene specifically disclaim any obligation to do so, unless required by applicable law.  These forward-looking statements should not be relied upon as representing enGene’s assessments as of any date subsequent to the date of this presentation.  Accordingly, undue reliance should not be placed upon the forward-looking statements contained herein Intellectual Property This Presentation contains trademarks, service marks, trade names, copyrights, and products of enGene and other companies, which are the property of their respective owners.  The use or display of third parties’ trademarks, service marks, trade names, copyrights, or products in this Presentation is not intended to, and does not, imply a relationship with enGene, or an endorsement of or sponsorship by enGene.  Solely for convenience, the trademarks, service marks, and trade names referred to in this Presentation may appear without the ®, TM or SM symbols, but such references are not intended to indicate, in any way, that enGene will not assert, to the fullest extent permitted under applicable law, their rights or the right of the applicable licensor in such trademarks, service marks and trade names. Industry and Market Data This Presentation relies on and refers to certain information and statistics based on estimates by enGene’s management and/or obtained from third party sources which enGene believes to be reliable.  enGene has not independently verified the accuracy or completeness of any such third party information, which involves elements of subjective judgment and analysis that may or may not prove to be accurate.  None enGene, or its affiliates or any third parties that provide information to enGene or its affiliates, such as market research firms, guarantees the accuracy, completeness, timeliness, or availability of any information.  None enGene, or its affiliates, or any third parties that provide information to enGene, and its affiliates, such as market research firms, is responsible for any errors or omissions (negligent or otherwise), regardless of the cause, or the results obtained from the use of such content.  enGene may have supplemented such information where necessary, taking into account publicly available information about other industry participants and enGene management’s best view as to information that is not publicly available.  Neither enGene nor its affiliates give any express or implied warranties with respect to the information included herein, including, but not limited to, any warranties regarding its accuracy or of merchantability or fitness for a particular purpose or use, and they expressly disclaim any responsibility or liability for direct, indirect, incidental, exemplary, compensatory, punitive, special, or consequential damages, costs, expenses, legal fees, or losses (including lost income or profits and opportunity costs) in connection with the use of the information herein. Lead Program (EG-70/detalimogene voraplasmid) The lead program described herein is an investigational drug therapy that has not been subject to testing designed to demonstrate that the therapy is effective in humans or to provide a basis to predict in advance whether an adequate level of efficacy in humans will be demonstrated in further testing.  Although deemed sufficient to permit further testing, the limited, early Phase 1 testing to date is not a sufficient basis on which to predict efficacy.  Although the FDA has indicated that the authorized Phase 2 portion of the current LEGEND study may potentially support BLA approval, that outcome will depend entirely on the results of Phase 2 tests, none of which are expected to be available until at least 2025. Disclaimers

enGene: moving genetic medicines into the mainstream

Highly differentiated program designed for community urologists: Single-step administration, more patient-friendly, no onerous viral containment / handling requirements Profile supportive of expansive applications across bladder cancer: Product candidate attributes conducive to broad physician adoption Non-viral platform supports low COGS and scalable manufacturing: Polymeric nanoparticle with non-integrating DNA cargo; already scaled for US launch Multiple anticipated value inflection points: Phase 2 interim efficacy data expected by end of September 2024 and mid-2026 BLA NMIBC = Non-muscle invasive bladder cancer; BCG = Bacillus Calmette-Guerin; BLA = Biologics License Application; COGS = Cost of Goods Sold Expected timelines and anticipated milestones reflect enGene management's current estimate and are subject to change.  Registrational-stage EG-70 program represents estimated multi-billion dollar opportunity, with initial entry in BCG-unresponsive NMIBC

Investigational genetic medicine designed for urologists: EG-70 combines promising efficacy with a unique, fit-for-purpose product profile

LEGEND study supports planned Mid-2026 BLA

- **73% CR rate at any time*:** All Ph1 endpoints met; currently enrolling in pivotal Ph2 study
- **Encouraging durability signals** observed in Phase 1
- **Favorable safety profile observed** to date, no MTD reached

EG-70 designed for ease of use in any urology clinic

- **Lyophilized drug product:** Designed for easy reconstitution in water on an open benchtop
- **Administered analogously to BCG**: No pre-wash/vial thaw steps
- **No special handling required** (e.g., no ultra-cold chain, no BSL2/USP<800> facilities needed)

Non-viral DDX platform supports favourable COGS

- **Non-viral mechanism** with no observed immunogenicity supportive of repeat dosing
- **Drug product manufacturable** using scalable techniques
- **Low COGS** supports commercial opportunity across a variety of markets

Designed to be the first script urologists write after BCG failure

** CR = Complete Response. 73% complete response rate represents the overall CR rate at any time during the Ph1 LEGEND study in BCG-unresponsive NMIBC with Cis.*
MTD = Maximum tolerated dose.

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enGene

EG-70 highlights favorable attributes of DDX platform, potentially enabling treatment of other mucosal organs via direct instillation



Nasopharynx
Carcinoma
Rhinitis
Mucosal vaccines
Respiratory Tract
Cystic Fibrosis
Asthma
COPD
Lung cancer
Gastrointestinal Tract
Colorectal cancer
Inflammatory Bowel Disease
Short Bowel Syndrome
Familial Adenomatous Polyposis
Bladder (lead tissue of focus)

Dually Derivatized Oligochitosan (DDX)
- Functionalized oligomeric chitosan with embedded DNA plasmid
- Easily reconstituted in water on open benchtops
- Proprietary to enGene with strong IP portfolio

Non-viral plasmid-based therapies
- Large capacity (>15kb)
- Complex cargos (EG-70 – multiple genes)

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enGene

EG-70 (detalimogene voraplasmid)  Intravesical Phase 2 interim efficacy (Q3 2024) BLA (Mid 2026) Enrollment to commence Q4 2024 HR BCG-unresponsive NMIBC w/ carcinoma in situ (Cis) Multiple billion-dollar opportunity for EG-70 supported by ongoing bladder cancer clinical studies ONCOLOGY Therapeutic Area and Program Administration Discovery IND-Enabling Phase 1/2 Phase 3 Anticipated Milestones Expected timelines and anticipated milestones reflect enGene management's current estimate and are subject to change HR BCG-naïve and exposed NMIBC Enrollment to commence Q4 2024 HR BCG-unresponsive NMIBC, papillary-only Cohort is registrational

EG-70 (detalimogene voraplasmid): addressing unmet needs in NMIBC

Potential multi-billion dollar market opportunity addressing the unmet needs in NMIBC 1SEER database, 2023 figure; 2Mossanen and Gore, Curr Opin Urol 2014 >82K new diagnoses of bladder cancer per year in USA,1 of which an estimated 21K-24K are high-risk NMIBC Highest cost of all cancers to treat2 BCG shortage has created a public health crisis and unmet need across the care continuum Potential near-term enGene market entry via BCG-unresponsive NMIBC 50% of patients fail BCG, the only approved first-line treatment Radical cystectomy is standard to prevent muscle invasion after BCG failure Avoiding cystectomy is goal of therapy in BCG-unresponsive NMIBC, per FDA guidance Urologists seek to exhaust intravesical options prior to resorting to radical cystectomy Community urologists typically treat NMIBC, not oncologists

EG-70: Designed to eradicate tumors via synergistic stimulation of bladder-specific innate and adaptive immune responses Innate immune system activation: Dual RIG-I agonists NK cell stimulation and suppressor cell attenuation promotes tumor killing Historical clinical data w/ innate immune activators support biological rationale Stimulates T cell recruitment and neo-antigen presentation Adaptive immune system activation: Secreted IL-12 T-cell dependent cytokine response promotes tumor killing, immune memory Bladder-restricted production has potential to drive strong therapeutic effect while reducing potential for systemic adverse events EG-70 lyophilized powder

Patient / clinician-friendly profile ideal for community urology clinics

Product Attribute	EG-70	cretostimogene	Adstiladrin	TAR-200
Does not require repeated burdensome placement and removal of indwelling intravesical device	✓	✓	✓	X
Active ingredient not used in earlier lines of therapy	✓	✓	✓	X
Common storage conditions (no -80C requirement)	✓	X	X	✓
No required detergent bladder wash steps	✓	X	✓	✓
Universal biosafety precautions not required	✓	**Not yet reported***	X	✓
No potentially immunogenic viral capsid in product	✓	X	X	✓

* Detailed handling instructions have not yet been reported for cretostimogene. BSL2-like handling recommendations are likely based on precedent described in USPI for Imlygic, an FDA-approved, locally administered oncolytic virus.

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enGene

EG-70 is designed to streamline administration and ease the experience for patients and clinicians

EG-70: As designed, no vial thaw, simple preparation; no pre/post treatment protocol

Preparation: can be conducted on open table or benchtop; no special handling → EG-70 instillation and dwell (60m) → (No post-treatment urine bleaching required)

BCG-TICE: Risk of infection for patients and caregivers; longer, uncomfortable dwell time; urine decontamination burden

Preparation: mask/gown minimally required †† → BCG instillation and dwell (120m) †† → 6-hour period of required urine bleaching ††

Adstiladrin: Vial thaw introduces preparation bottleneck; elevated biosafety procedures required; additional pre/post treatment burden for patients

Anticholinergic premedication* → **3-10 hour** vial thaw* → Preparation: "Universal biosafety precautions" required; USPI contains infection risk warning* → Adstiladrin instillation and dwell (60m)* → 48-hour period of required urine bleaching*

Cretostimogene: (Based on publicly available data): Complex process with unclear vial thaw, biosafety, and urine decontamination requirements

~10m thaw → Preparation: BSL2-like handling likely recommended** → Saline Wash → DDM Wash → Saline Wash → DDM Re-infusion and dwell (15m) → Cretostimogene dwell (45-60m) → *Urine bleaching requirements not reported*

†† Based on USPI.

* Based on USPI. Note: Once thawed, Adstiladrin vial must be used within 24 hours. Adstiladrin prescribing information also advises that "persons who are immunocompromised or immunodeficient may be at risk for disseminated infection from ADSTILADRIN due to low levels of replication-competent adenovirus."

** BSL2-like handling recommendations are likely based on precedent described in USPI for Imlygic, an FDA-approved, locally administered oncolytic virus. Detailed thaw, preparation, and/or administration instructions have not yet been reported for cretostimogene. Other information based on CG Oncology's non-confidential investor presentation

12

enGene

FDA guidance: Use of a single-arm, open-label design is appropriate for approval for BCG-unresponsive NMIBC Clearly defined patient population and entry criteria for BCG-unresponsive NMIBC provided by guidance Approval based on complete response rate, duration of response, and safety Pivotal Phase 2 design is consistent with FDA guidance

Phase 1/2 combined registrational study design and fast track designation support BLA submission in mid-2026





Phase 1: Primary, Secondary Endpoints - Completed

Patients: High-risk NMIBC failed BCG, with Cis

EG-70 Dosing: 2 or 4 doses in 12-week cycle

Cohorts: 3+3 dose escalation (4 dose levels)

Endpoints: 1° - Safety; 2° - Efficacy

Phase 2, Cohort 1: Interim Data – Mid 2024
N = ~100

Patients: High-risk NMIBC failed BCG, with Cis

EG-70 Dosing: 4x800ug at weeks 1,2,5,6 Q3M

Cohorts: Single-arm, open label

Endpoints: 1° - CR** rate at 12-months; 2° - safety and durability

**RP2D is Recommended Phase 2 Dose; ** CR is complete response*
Expected timelines and anticipated milestones reflect enGene management's current estimate and are subject to change.

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Data from ongoing Phase 1: 73% complete response (CR) rate at any time Data cutoff 8.22.2023; **E means ‘expansion’; †, Patient or physician declined to continue on investigational agent to pursue other modes of treatment (e.g., surgery) † †, One additional patient was dosed in this group but later deemed by the independent DSMB to be ineligible and excluded from ‘efficacy set’

Urine and plasma analysis demonstrate organ-localized production of IL-12 and support Phase 2 dose selection Treatment Day 1 3 8 10 15 43 64 0.1 1 10 100 1000 Dose Level 1 Dose Level 2 Dose Level 3 Urine IL-12 in Phase 1 dose-escalation 1st dose 2nd dose *Slide reflects all data available as of November 2022. Urine collected prior to dosing No clinically significant IL-12 detected in plasma Urine IL-12 levels in dose level 2 are an order of magnitude higher than dose level 1 No further increases in IL-12 production with dose level 3

No DLTs observed in Phase 1: EG-70’s safety profile allowed rational Ph2 dose selection based on efficacy & biomarkers, not toxicity1 Confidential ©2024 1. Kalota S, et al. AUA Annual Meeting 2024 Promising safety and tolerability profile No safety-related patient discontinuations Reversible and largely consistent with catheterization Patients with TRAEs, n (%) Grade 1 (Mild) Grade 2 (Moderate) Grade 3 (Severe) Grades 4 or 5 (life-threatening or death) Hematuria 3 (12.5) 0 (0.0) 0 (0.0) 0 (0.0) Urinary tract infection 0 (0.0) 3 (12.5) 0 (0.0) 0 (0.0) Micturition urgency 2 (8.3) 1 (4.2) 0 (0.0) 0 (0.0) Dysuria 3 (12.5) 0 (0.0) 0 (0.0) 0 (0.0) Fatigue 2 (8.3) 0 (0.0) 0 (0.0) 0 (0.0) Nocturia 2 (8.3) 0 (0.0) 0 (0.0) 0 (0.0) Pyrexia 2 (8.3) 0 (0.0) 0 (0.0) 0 (0.0) Renal failure* 0 (0.0) 0 (0.0) 1 (4.2) 0 (0.0) Patients with  TRAEs, n (%) N=24 Any 13 (54.2) Grade 1 11 (45.8)  Grade 2 7 (29.2) Grade 3 1 (4.2) Grade 4/5 0 (0.0) All TRAEs1 *Patient had a history of renal failure and recurrent obstructive uropathy with presence of bilateral hydroureteronephrosis at screening – enrollment criteria later modified and excludes patients with a history of unresolved vesicoureteral reflux, indwelling urinary catheter or unresolved hydronephrosis due to ureteral obstruction

EG-70's selected Phase 2 dose demonstrates a potentially promising efficacy and durability profile

	EG-70	cretostimogene*	Adstiladrin**
Mechanism of Action	Non-viral, non-integrating gene therapy	Viral Oncolytic immunotherapy	Viral gene therapy secreting IFN
Trial	LEGEND	BOND-003	CS-003
Data Summarized	Phase 1 RP2D (Combined DL2'+DL2' expansion cohorts)	Phase 3	Phase 3
Cohort Size	n=10	n=105	n=98
CR at 3 months	**70% (7/10)**	62%	NR (51% CR Rate at any time)
CR Rate at 6 months	**60% (6/10)**	65%	NR (9.7 month mDOR based on patients that achieved a CR, n=50)

mDOR = Median duration of response; RP2D = recommended phase 2 dose
* Based on swimmer's plot data from CG Oncology's May 2024 AUA presentation, as analyzed and calculated by enGene
** Based on Adstiladrin USPI

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enGene

LEGEND seeks to establish EG-70 as the cornerstone of a non-viral bladder cancer franchise HR BCG Naïve & Exposed NMIBC Other bladder applications (Example: IR NMIBC, MIBC) Other GU cancers Papillary-only expansion of LEGEND study designed to increase potential EG-70 use across entire HR NMIBC 21K-24K patient population (est) First of several planned expansions: Streamlined product profile supports broad use in the bladder and beyond IP fortress through at least 2040 HR BCG unresponsive NMIBC IR NMIBC = Intermediate Risk Non-Muscle Invasive Bladder Cancer; MIBC = Muscle Invasive Bladder Cancer Current focus of LEGEND study

NMIBC = Non-muscle invasive bladder cancer; BCG = Bacillus Calmette-Guerin; BLA = Biologics License Application; COGS = Cost of Goods Sold Expected timelines and anticipated milestones reflect enGene management's current estimate and are subject to change.  Summary: Moving genetic medicines into the mainstream Highly differentiated program designed for community urologists: Single-step administration, more patient-friendly, no onerous viral containment / handling requirements Profile supportive of expansive applications across bladder cancer: Product candidate attributes conducive to broad physician adoption Non-viral platform supports low COGS and scalable manufacturing: Polymeric nanoparticle with non-integrating DNA cargo; already scaled for US launch Multiple anticipated value inflection points: Phase 2 interim efficacy data expected by end of September 2024 and mid-2026 BLA

Corporate Presentation June 2024